UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2006

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Jackray Corporation
(Exact name of registrant as specified in its charter)

_________________

Colorado	000-51586	68-0517011
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16200 WCR 18E, Loveland, Colorado 80537
(Address of principal executive office, including zip code)

(970) 635-0346
(Telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

On September 30, 2006 Jackray Corporation, a Colorado corporation (“Jackray” or the “Company”), entered into the following material agreements:

(i) An agreement for the purchase of common stock (the “Purchase Agreement”) with James B. Wiegand (“Wiegand”) and Katherine Gould (“Gould”) as Sellers, and Barry A. Ginsberg (“Ginsberg”) as Purchaser, pursuant to which Wiegand and Gould agreed to sell a total of 800,000 shares of their common stock, no par value per share, of the Company (the “Jackray Shares”), for a total purchase price of $100,000 to Ginsberg. The purchase price per share for the Jackray Shares is $0.125. Although the Company is a party to the Purchase Agreement, it does not have any obligations or liabilities with respect to the purchase or sale of the Jackray Shares. As part of the Purchase Agreement, Wiegand and Gould resigned all of their positions as directors and officers of the Company, effective as of September 30, 2006, and elected Ginsberg as sole director and President of the Company. Ginsberg paid for the Jackray Shares by depositing $50,000 in escrow with a law firm and executing a promissory note dated October --, 2006 to Gould for $50,000 bearing interest at 16% per annum due and payable on December 31, 2006.  Under the Purchase Agreement, all of the Jackray Shares sold to Ginsberg are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act.

Upon the closing of the Purchase Agreement, there will be a total of 1,050,000 shares of the Company’s common stock issued and outstanding, without giving effect to the Consultant’s Shares to be issued to Wiegand and Gould described in Item 1.01(ii) below. As a result of the purchase, Ginsberg will own beneficially and of record 76.19 % of all of the issued and outstanding shares of common stock of the Company.

(ii) A consultant agreement dated September 30, 2006 but effective as of October 27, 2006 with each of Wiegand and Gould (together “Consultant”) pursuant to which Consultant will render general services to the Company with particular attention to the sales and marketing divisions of the Company for a six (6) month period. As compensation for Consultant’s services, the Company will issue a total of 26,250 shares of the Company’s shares of common stock, a number equal to two and one half percent (2 and 1/2%) of all of the issued and outstanding shares of the Company’s common stock as of September 30, 2006 (the “Consultant’s Shares”), with fifty percent (50%) of the Consultant Shares being issued to Wiegand and fifty percent (50%) to Gould.  The Company has also granted the Consultant piggy-back and anti-dilution rights for a twelve (12) month period following the effective date of an “SEC Registration Statement” that the Company will file for the Consultant’s Shares , such that Consultant’s Shares shall never be less than 2.5% of all issued and outstanding shares of the Company for the 12 month period following the effective date of the SEC Registration Statement.  The date by which the Company must file the “SEC Registration Statement” and the form of said Registration Statement is not specified in the Consultant Agreement.. The closing under the Consultant Agreement occurred on October 27, 2006. Under the Consultant Agreement, all of the Consultant Shares issued to Wiegand and Gould are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act.

Item 5.01 Changes in Control of Registrant.

(a) (1)-(7) On September 30, 2006 Barry A. Ginsberg (“Ginsberg”) acquired control of Jackray Corporation (“Jackray” or the Company”) pursuant to the terms and conditions of an agreement for the purchase of common stock (the “Purchase Agreement”) by and among the Company, Ginsberg, James B. Wiegand (“Wiegand”) and Katherine Gould (“Gould”), under which Wiegand and Gould sold 800,000 shares of the Company’s common stock they owned to Ginsberg for a total purchase price of $100,000.  Ginsberg paid $50,000 at the time of the closing under the Purchase Agreement and delivered a $50,000 promissory note payable on December 31, 2006 and bearing interest at 16% per annum to Gould. As a result of the transaction, Ginsberg owns of record and beneficially 800,000 shares of the Company’s common stock out of a total of 1,050,000 shares of common stock, representing 76.19% of all of the issued and outstanding shares of common stock. This calculation does not include shares of the Company’s common stock to be issued to Wiegand and Gould pursuant to a consultant agreement dated September 30, 2006 entered into between them and the Company. See Item 1.01 and 3.02 of this Form 8-K and Exhibit - hereto. The source of the funds Ginsberg used for the purchase of the common stock was his own funds. As a condition to closing under the Purchase Agreement, Wiegand and Gould agreed to resign as directors and officers of the Company and appoint Ginsberg as the sole director and President.

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On September 30,2006 James B. Wiegand and Katherine Gould (“Gould”) resigned as the sole director and officers of the Company pursuant to the terms and conditions of an agreement for the purchase of common stock dated as of September 30, 2006 (the “Purchase Agreement”) by and among the Compnay, Wiegand, Gould and Barry A. Ginsberg (“Ginsberg”). The new sole director and President of the Company is Barry A. Ginsberg, age 50, who assumed those positions effective as of September 30, 2006. For the past five years Dr. Ginsberg has been an optometric physician in Boca Raton, Florida. He graduated Yeshiva University in 1978 and the Pennsylvania College of Optometry in 1983.

Involvement in Certain Legal Proceedings

During the past five years, Ginsberg:

o	was not a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

o	was not convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

o
was not subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

o
was not found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)           Exhibits.

Exhibit Nos.	Description

10.10 10.11 10.12
Stock Purchase Agreement dated as of September 30, 2006 by and among Jackray Corporation, James B. Wiegand, Katherine Gould and Barry A. Ginsberg.

Consultant Agreement dated September 30, 2006 by and among Jackray Corporation, James B. Wiegand and Katherine Gould.

Promissory note dated September 30, 2006 from Barry A. Ginsberg to Katherine Gould for $50,000 due and payable on December 31, 2006.

[Missing Graphic Reference]
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

JACKRAY CORPORATION

By:	/s/ Barry A. Ginsberg
Barry A. Ginsberg
President
Date: December 29, 2006